UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

CEVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49842	77-0556376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, CA	95110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 408/514-2900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2009, CEVA, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2008. A copy of the press release, dated February 3, 2009, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended December 31, 2008 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also included non-GAAP net income and diluted net income per share for the quarter and year ended December 31, 2008 that excluded (A) for the quarter ended December 31, 2008, the expenses associated with the application of Statement of Financial Accounting Standards (“SFAS”) 123(R), a pre-tax capital gain related to the Company’s divestment of its equity investment in Glonav Inc. to NXP Semiconductors (the “Glonav Divestment”) and a reorganization expense associated with the Company’s SATA activities, and (B) for the year ended December 31, 2008, the SFAS 123(R) expenses, the pre-tax capital gain related to the Glonav Divestment, the expense associated with the termination of the long-term Harcourt lease property in Ireland and restructuring expense associated with SATA activities.

The non-GAAP net income and diluted net income per share for the quarter and year ended December 31, 2007 that the Company used for comparison to the same periods in 2008 excluded (1) for the quarter ended December 31, 2007, an expense related to a gain from disposal of an investment, and (2) for the year ended December 31, 2007, a gain related to the disposal of an investment and the applicable tax expense associated with such gain.

The Company believes that the reconciliation of financial measures in the press release is useful to investors in analyzing the results for the quarter and year ended December 31, 2008 and 2007 because the non-GAAP presentation excluded non-cash equity-based compensation expenses, reorganization expense associated with the Harcourt lease and capital gains associated with the Glonav Divestment and the reorganization expense associated with SATA activities that management does not consider meaningful for purposes of analyzing the Company’s core operating results and making budget-planning decisions. Management also believes the exclusion of such expenses presents a more accurate comparison of the financial results for the quarter and year ended December 31, 2008 and 2007. Further, the Company believes it is useful for investors to understand how the SFAS 123(R) expenses are reflected on its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of CEVA, Inc., dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: February 3, 2009

By: /s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of CEVA, Inc., dated February 3, 2009.